Exhibit 10.21

First Amendment to the Second Amended and Restated
Equity Office Properties Trust
1997 Non-Qualified Employee Share Purchase Plan
(Effective as of December 7, 2004)

     WHEREAS, Equity Office Properties Trust (the “Trust”) has adopted the Second Amended and Restated Equity Office Properties Trust 1997 Non-Qualified Employee Share Purchase Plan (Effective as of October 5, 2004) (the “Plan”); and

     WHEREAS, the Trust desires to amend the Plan to eliminate the 31-day waiting period to become an “Eligible Employee”;

     NOW, THEREFORE, the Trust hereby amends the Plan, effective December 7, 2004, in the following respects:

     Section 2.7 is amended to read in its entirety as follows:

“2.7 The term “Eligible Employee” shall mean each officer or employee of a Participating Employer who is shown on the payroll records of a Participating Employer as a “benefits-eligible” employee.

     IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of the Trust, as of the 7th day of December, 2004.

EQUITY OFFICE PROPERTIES TRUST

By: /s/ Stanley M. Stevens
Name: Stanley M. Stevens
Title: Executive Vice President, Chief Legal
Counsel and Secretary